Exhibit 99.1

July 22, 2005

Derek J. Kerr
Senior Vice President and
Chief Financial Officer
America West Airlines, Inc.
400 East Sky Harbor Blvd.
Phoenix, AZ 85034

Ronald E. Stanley
Executive Vice President and
Chief Financial Officer
US Airways, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re: Proposed Merger of US Airways with America West Airlines

Gentlemen:

This letter refers to (i) the request by America West Holdings Corporation (“AWA”) that the Air Transportation Stabilization Board (the “Board”) grant the waivers under its ATSB-backed term loan which are necessary to allow AWA to consummate the transactions contemplated by its May 19, 2005 Agreement and Plan of Merger with US Airways Group, Inc. (“US Airways”) and (ii) US Airways’ corresponding request that the Board consent to the reinstatement of its ATSB-backed term loan on terms necessary to effect the merger and US Airways’ Chapter 11 plan of reorganization.

The Board has carefully considered these requests based upon extensive study and analysis of the proposed merger, with your assistance, by the Board’s staff, counsel, financial advisor and industry consultants as well as the Department of Justice. The Board has also considered likely alternatives to the merger for both AWA and US Airways and the potential consequences of such alternatives to the Board’s credit exposure under the two term loans.

The Board has voted unanimously to grant the necessary waivers under the AWA loan and to consent to the reinstatement of the US Airways loan subject, however, to the terms and conditions set out in the term sheet attached to this letter. As you know, these terms and conditions have been negotiated by Board staff with your respective representatives. They are intended to facilitate the proposed merger while both preserving the Board’s collateral and other credit protections under the US Airways loan and reducing the Board’s credit exposure under the AWA loan by providing the benefit of a second lien on the merged company’s assets.

The Board and Board staff look forward to working with you toward the successful completion of the merger and are prepared to devote the necessary resources to accomplish that end.

Very truly yours,

Mark R. Dayton
Executive Director

cc: Edward M. Gramlich

     Timothy Bitsberger
     Jeffrey N. Shane

TERM SHEET FOR

US AIRWAYS AND AMERICA WEST AIRLINES
ATSB-BACKED LOANS

	EAST	WEST
Borrower	US Airways, Inc. (“East”)	America West Airlines, Inc. (“West”)

Affiliate Guarantors	New Holding Company (“Holdings”), West and the subsidiaries of East and West	Holdings, East and the subsidiaries of East and West

Tranche A Lender	Govco Incorporated (“Govco”), with Citibank as Alternate Tranche A Lender	Citibank, N.A. (“Citibank”)

Tranche A Guarantor	Air Transportation Stabilization Board (“ATSB”)	ATSB

Tranche B Lenders	Bank of America, N.A. (“BOA”) and Retirement Systems of Alabama Holdings LLC	Citibank, guaranteed by AFS Cayman Limited, General Electric Capital Corporation and debis AirFinance Leasing USA I, Inc.

Administrative Agent	BOA	Citibank

Collateral Agent	TBD	TBD

Loan Administrator	TBD	TBD

Principal Amount	$707,850,559 less the greater of (i) the first $125,000,000 of proceeds from specified asset sales identified in connection with East’s Chapter 11 reorganization	$300,300,000

	EAST		WEST
	(whether completed before or after the POR effective date) as set forth on Schedule 1 attached hereto (the “Designated Asset Sales”) and (ii) 60% of the net proceeds from the Designated Asset Sales; provided that any such asset sale proceeds in excess of $275,000,000 are to be applied pro rata across all maturities in accordance with the early amortization provision below.

Scheduled Amortization	Assuming $250,000,000 in asset sales, yielding a principal payment of $150,000,000, the amortization schedule for the remaining principal would be as set out below. Any lesser amount of asset sale proceeds would be amortized on March 31, 2007.		As currently scheduled:

	September 30, 2005	—	September 30, 2005	$42,900,000
	March 31, 2006	—	March 31, 2006	$42,900,000
	September 30, 2006	—	September 30, 2006	$42,900,000
	March 31, 2007	—	March 31, 2007	$42,900,000
	September 30, 2007	$89,000,000	September 30, 2007	$42,900,000
	March 31, 2008	$64,000,000	March 31, 2008	$42,900,000
	September 30, 2008	$64,000,000	September 30, 2008	$42,900,000
	March 31, 2009	$85,000,000	—
	September 30, 2009	$85,000,000	—
	March 31, 2010	$85,000,000	—
	September 30, 2010	$85,000,000	—

Early Mandatory Amortization	East and West loans to be repaid pro rata, except East to be paid first in the case of debt secured by Collateral, asset sales and collateral value deficiencies. Within each loan, funds to be applied in all cases pro rata across all remaining maturities:		East and West loans to be repaid pro rata, except East to be paid first in the case of asset sales and collateral value deficiencies. Within each loan, funds to be applied in all cases pro rata across all remaining maturities:

	EAST	WEST
Issuances within Six Months	East loan’s pro rata portion of 50% of net proceeds from any convertible note offering closed within 180 days from POR effective date (other than the proposed rights offering, refinancing of the GECAS $125 million Convertible Notes and the existing West 7.25% and 7.5% Convertible Notes).	West loan’s pro rata portion of 50% of net proceeds from any convertible note offering closed within 180 days from POR effective date (other than the proposed rights offering, refinancing of the GECAS $125 million Convertible Notes and the existing West 7.25% and 75% Convertible Notes).

Secured Debt Issuances	For each Collateral asset class, the minimum dollar amount of net loan or sale lease-back proceeds set out in Schedule 2 (to be agreed) for such asset class.	After payment in full of East, for each Collateral asset class, the minimum dollar amount of net loan or sale lease-back proceeds set out in Schedule 2 for such asset class.

	East loan’s pro rata portion of 50% of net proceeds from any sale lease-back involving existing or new Section 1110 eligible flight equipment which is not part of the Collateral.	West loan’s pro rata portion of 50% of net proceeds from any sale lease-back involving existing or new Section 1110 eligible flight equipment which is not part of the Collateral.

Other Future Issuances	East loan’s pro rata portion of l00% of proceeds from unsecured debt and hybrid issuances other than permitted refinancings (including refinancings of the existing West 7 1/4% and 7 1/2% Convertible Note Issues, the to-be-issued GECAS $125 million Convertible Notes, the $250 million Airbus Financing, and the $175 million credit-card provider financing) and aircraft-related debt. Cumulative proceeds from equity issuances to be used to prepay as follows:	West loan’s pro rata portion of l00% of proceeds from unsecured debt and hybrid issuances other than permitted refinancings (including refinancings of the existing West 7 1/4% and 7 1/2% Convertible Note Issues, the to-be-issued GECAS $125 million Convertible Notes, the $250 million Airbus Financing, and the $175 million credit-card provider financing) and aircraft-related debt. Cumulative proceeds from equity issuances to be used to prepay as follows:

	EAST	WEST
	1st $75,000,000 — 0%	1st $75,000,000 — 0%
	2nd $75,000,000 — 25%	2nd $75,000,000 — 25%
	> $150,000,000 — 50%	> $150,000,000 — 50%

Asset Sales	De minimus sales in the ordinary course to be permitted without prepayment. l00% of net cash proceeds from asset sales, not to exceed $10,000,000 per year, applied to prepay East loan with sales in excess of the annual cap to require ATSB/East lender consent. Non-cash sales to be limited.	De minimus sales in the ordinary course to be permitted without prepayment. After payment in full of East, 100% of net cash proceeds from asset sales applied to prepay West loan. Non-cash sales to be limited.

Change in Control	Right to require prepayment of all outstanding principal and interest.	Right to require prepayment of all outstanding principal and interest.

Collateral Value Deficiency	OLV of pledged assets (excluding cash) equal to 1.35 times the sum of (x) outstanding principal and accrued interest on the East and West loans less (y) the required minimum amount of Adjusted Unrestricted Cash (as defined below).	OLV of pledged assets (excluding cash) equal to 1.35 times the sum of (x) outstanding principal and accrued interest on the East and West loans less (y) the required minimum amount of Adjusted Unrestricted Cash (as defined below).

Optional Prepayment	Prepayment permitted at any time without premium.	Prepayment permitted without premium, except that the following premiums apply to any remarketed notes: 1st year — 102% 2nd year — 101% Thereafter, no premium

Interest Rates and Guarantee Fees:

Tranche A	Interest: Govco COF + 0.30% payable quarterly in arrears, or 3-	Interest: 3-month LIBOR + 0.40% payable quarterly in arrears;

	EAST	WEST
month LIBOR + 0.40% if Govco not the Tranche A lender;

	-plus-	-plus-

	Guarantee Fee: 6.00% (as adjusted to credit spreads at closing) payable quarterly in advance.	Guarantee Fee: 8.00% currently (increasing by 0.05% on January 18 of each year) payable quarterly in advance (current is annually).

Tranche B	3-month LIBOR + 6.00% (as adjusted to credit spreads at closing) payable quarterly in arrears.	Interest: 3-month LIBOR + 0.40% payable quarterly in arrears;

-plus-

Guarantee Fee: 8.00% currently (increasing by 0.05% on January 18 of each year) payable quarterly in advance (current is annually).

Default Rate	Additional 2.00%	Additional 2.00%

	EAST	WEST
Collateral	Perfected, first-priority lien on all unencumbered assets of East and West, including facility leasehold interests at DCA and LGA, and all cash and cash equivalents (the “Collateral”); subject, however, to the following: (i) a modest amount of funds may be maintained in foreign and miscellaneous accounts over which the lien is not perfected, provided that all such amounts will be considered restricted cash for purposes of the minimum cash covenant; and (ii) in the event East’s leasehold interests in airport facilities at DCA and/or LGA are not able to be pledged and the liens perfected despite the exercise of its best efforts, additional amortization of the East loan will be paid in the amount of $10,000,000 on each January 1 beginning January 1, 2006, such payment to be allocated pro rata across the remaining maturities.	Silent, perfected, second-priority lien on the Collateral.

Financial Covenants

Minimum Cash	The consolidated unrestricted cash and equivalents of Holdings and its subsidiaries (as determined in accordance with GAAP), less (i) the amount of all outstanding advances by credit card processors and clearing houses in excess of 20% of ATL, (ii) $250,000,000 presumed necessary to fund a subsequent tax trust (to the extent not otherwise funded by the company or though credit card	The consolidated unrestricted cash and equivalents of Holdings and its subsidiaries (as determined in accordance with GAAP), less (i) the amount of all outstanding advances by credit card processors and clearing houses in excess of 20% of ATL, (ii) $250,000,000 presumed necessary to fund a subsequent tax trust (to the extent not otherwise funded by the

	EAST		WEST
	holdbacks transferable to the company), (iii) $35,000,000 presumed necessary to post collateral to clearing houses (to the extent not posted), and (iv) any unrestricted cash or equivalents held in unperfected accounts (“Adjusted Unrestricted Cash”) not to be less than:		company or through credit card holdbacks transferable to the company), (iii) $35,000,000 presumed necessary to post collateral to clearing houses (to the extent not posted), and (iv) any unrestricted cash or equivalents held in unperfected accounts (“Adjusted Unrestricted Cash”) not to be less than:

	Through:		Through:

	March 2006	$525,000,000	March 2006	$525,000,000
	September 2006	$500,000,000	September 2006	$500,000,000
	March 2007	$475,000,000	March 2007	$475,000,000
	September 2007	$450,000,000	September 2007	$450,000,000
	March 2008	$400,000,000	March 2008	$400,000,000
	September 2008	$350,000,000	September 2008	$350,000,000
	September 2010	$300,000,000	September 2010	$300,000,000

EBITDAR to Fixed Charges	The ratio of EBITDAR to Fixed Charges, tested quarterly beginning year-end 2006, not to be less than:		The ratio of EBITDAR to Fixed Charges, tested quarterly beginning year-end 2006, not to be less than:

	For the four quarters ending:		For the four quarters ending:

	EAST		WEST
	December 31, 2006	0.900	December 31, 2006	0.900
	March 31, 2007	0.929	March 31, 2007	0.929
	June 30, 2007	0.958	June 30, 2007	0.958
	September 30, 2007	0.986	September 30, 2007	0.986
	December 31, 2007	1.015	December 31, 2007	1.015
	March 31, 2008	1.061	March 31, 2008	1.061
	June 30, 2008	1.108	June 30, 2008	1.108
	September 30, 2008	1.154	September 30, 2008	1.154
	December 31, 2008	1.200	December 31, 2008	1.200
	March 31, 2009	1.225	March 31, 2009	1.225
	June 30, 2009	1.250	June 30, 2009	1.250
	September 30, 2009	1.275	September 30, 2009	1.275
	December 31, 2009	1.300	December 31, 2009	1.300
	March 31, 2010	1.325	March 31, 2010	1.325
	June 30, 2010	1.350	June 30, 2010	1.350

			Additional cushion to be considered for West covenant.

Reporting	To be reviewed and revised.		To be reviewed and revised.

Warrants	None.		West warrants to be converted to equivalent Holdings warrants.

			ATSB lenders to have option of participation in Holdings’ stock rights offering or antidilution adjustments under the warrant agreement.

			Warrants to be exercisable either as currently provided in the warrant agreement, or at the holder’s option, in exchange for discharge of West loan on a dollar-for-dollar basis, with holder to select maturities to be discharged.

	EAST	WEST
Transferability	Tranche A note to be expressly made transferable to QIBs without benefit of the ATSB guarantee, with interest to accrue at LIBOR plus Guarantee Fee. Tranche B note to be transferable to QIBs.	Tranche A and B notes to be expressly made transferable to QIBs without benefit of the guarantees, with interest to accrue at the Tranche A rate plus Guarantee Fee.

Other	As in existing loan documents, subject to a comprehensive review including reconsideration of negative covenants.	As in existing loan documents, subject to a comprehensive review including reconsideration of negative covenants.

Restrictions under the West loan and warrants on the issuance of restricted stock grants under a management compensation program to be eliminated (antidilution adjustments to be further discussed), subject, however, to ATSB lender review of the proposed compensation program.

As soon as practicable but in any event prior to the America West stockholders meeting, the ATSB will enter into an agreement with the appropriate TPG entities providing for the termination as of the effective time of the merger of the Undertaking, dated as of January 18, 2002, by and among America West, the ATSB and the TPG entities or otherwise waiving any restrictions on transfer of the Class A Shares contained in the Undertaking, including those contained in Sections 2, 4 and 5.2, if and to the extent not otherwise addressed by the terms of the Undertaking.

	EAST	WEST
Conditions to Closing	Funded new equity investment in Holdings of not less than $565,000,000;	Same.

Minimum unrestricted liquidity of $1.25 billion;

Closing on asset sales in a minimum aggregate dollar amount of $125,000,000 by the POR effective date;

Closing on all material agreements, including, without limitation, GE, Airbus, and equity investors;

East POR, including management as discussed, to be as currently set out in the Plan Disclosure Statement and in the financial and operating information provided to the ATSB, or otherwise to be acceptable to the ATSB lenders; and POR to go effective;

No Material Adverse Change consistent with the Merger Agreement definition;

Documentation acceptable to the ATSB in its sole discretion, and perfection at closing of all liens on Collateral, except as otherwise provided above;

Receipt of all required regulatory approvals (note that ATSB does not bind any other governmental agency or instrumentality);

Agreement with the ATSB in its sole discretion on the conditions to East’s continued use of cash collateral after August 19 through the closing date; and

EAST	WEST
Payment at closing of all advisor and attorneys fees and expenses, and a restructuring fee in an amount to be determined.